Unlocking America’s Petroleum OTCQB:PROP May 2014

Some statements contained in this presentation are “ forward looking statements ” . All statements other than statements of historical facts included in this report, including without limitation, statements regarding planned capital expenditures, the availability of capital resources to fund capital expenditures, estimates of proved reserves, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements . You can identify the use of forward looking statements by the use of forward looking terminology like “ may, ” “ will, ” “ expect, ” “ intend, ” “ forecast, ” “ anticipate, ” “ estimate, ” “ continue, ” “ present value, ” “ future, ” or “ reserves, ” or other variations of comparable terminology . We believe the assumptions and expectations reflected in these forward looking statements are reasonable . However, we can ’ t give any assurance that our expectations will prove to be correct or that we will be able to take any actions that are presently planned . All of these statements involve assumptions of future events and risks and uncertainties . Risks and uncertainties associated with forward looking statements include, but are not limited to : fluctuations in prices of oil and gas ; future capital requirements and availability of financing ; risks associated with the drilling or treating of wells ; competition ; general economic conditions ; governmental regulation ; potential defaults in the payment of amounts owed to us by purchasers of our treatment and initial treatment results may not be indicative of future results and other factors described in our Annual Report on Form 10 - K for year ended December 31 , 2013 and any other filings we make with the SEC . For these and other reasons, actual results may differ materially form those projected or implied . We caution you against undue reliance on forward looking statements or projecting any future results based on such statements . Forward Looking Statements 3 Unlocking America’s Petroleum

Executive Summary • Propell Technologies Group, Inc. – OTCQB:PROP – Houston, TX • Exclusive US license Plasma Pulse Technology for enhanced oil recovery (EOR) of oil & gas Ticker symbol PROP Share Price (a/o 5/16/14) $0.25 52 Week Hi/Lo $1.12/$0.14 Common shares outstanding (a/o 5/20/14) 224,148,894 Float (as of 3/18/14 – otcmarkets.com ) 38,875,000 Market Cap (as of 5/16/14) $56,037,223 Avg. Daily Volume (3 mo.) 207,861 Fiscal Year December 31 Key Statistics Unlocking America's Petroleum 4

What is Enhanced Oil Recovery (EOR) • EOR techniques are used to increase oil flow and extend the life of oil fields – Water flooding, thermal , CO2 or chemical injections • We are the Exclusive Licensee of a Proprietary EOR Technology using Plasma • Winner, Chairman’s Innovation Award, Honorable Mention, 2013 Total Energy USA Conference – For excellence in meeting current and future energy demand 5 Unlocking America's Petroleum

Technology History • Plasma Pulse Technology owned by Novas Energy Group Ltd – Invented - 2002 – > $10 million invested in developing technology – $1MM grant from Skolkovo Foundation • A llied with Microsoft, General Electric, Intel, Nokia, & Siemens – 9 Patents issued in Russia – Treated over 200 wells Unlocking America's Petroleum 6

Intellectual Property • Provisional U.S. Patent Application No. 61/684,988 – Process and Apparatus For The Production Enhancement of Hydrocarbon Deposits Using Metallic Plasma - Generated, Directed, Nonlinear, Wide - Band and Elastic Oscillations at Resonance Frequencies – Filed August 20, 2012 by Novas Energy Group Limited • Exclusive license signed January 30, 2013 – United States & Mexico – Licensed to engage in the commercial application of a proprietary Plasma - Pulse Technology – Exclusive, perpetual royalty bearing license agreement with Novas Energy Group Limited Unlocking America's Petroleum 7

- 9 feet - 200 pounds - Connection to wire line Surface Controller Plasma Pulse Streamer discharges plasma at the perforation zone Tool lowered to well perforation zone with wireline truck Energy Produced = 1.5 KJ Voltage - 220 V / 50 Hz Input Power = 500 watts Plasma Pulse Technology 8

“Controlled ” plasma arc generates massive heat for milliseconds Resulting hydraulic impulse wave removes clogged sedimentation (scale, fines, drilling mud…) from perforation zone Repeat impulse waves/vibrations penetrate deep into reservoir causing nano fractures in matrix and increased permeability Expected result: production increase sustained for up to one year Plasma Pulse in Action 9

Commercial Success Unlocking America's Petroleum 10 • Global Plasma Pulse treatments results – O ver 200 wells in Russia , China, Eastern Europe – Initial Results: 87% Success Rate - 100% Increase Clients: • US Results – 27 well treatments - Kansas, Louisiana, Oklahoma, Texas, Wyoming – 295% average i nitial production increase – Sustained results: 88% BOPD for 60 Days – Clients: Richfield Oil & Gas, Bear Petroleum, Austex

Plasma vs. EOR Competition • Fast – Treatment usually done in a matter of hours – Well goes back into production immediately • Safe – O ver 200 wells treated with no damage or incidents • Clean – No chemicals – No water • Cost effective – Uses a wireline truck – Two man crew • High cost alternatives – Water & chemicals lead to environmental concerns • Hydraulic Fracturing – High pressure water, sand & chemicals, expensive • Acidizing – Chemicals, very short term effect • Hydro Slotting – High pressure water, expensive • Hydro Pulse – Tool remains in the well • Chemical Strategies – Temperature sensitive • Microbial – Well goes off - line for weeks Plasma Pulse Benefits Competition Unlocking America's Petroleum 11

Environmentally Friendly Plasma - Pulse Treatment Applied to Wells Via Down - hole Equipment Operations Conducted by Digital Controller on Surface No Chemicals No Waste Uses Moderate Power Source Uses Velocities That Will Not Damage the Well 12 Unlocking America's Petroleum New California bill (SB - 4) aims to require permits for well fracking and acidizing

Acid treatment of horizontal well - ineffective N o effective EOR technologies available for horizontal drilling Potential to eliminate millions of gallons of water needed for horizontal refrack Low cost v s re - f rack Next Generation Horizontal Tool 13

U.S. Market Opportunity • Vertical Stripper Wells – 394,202 marginal or stripper wells (less than 10 BOPD) • Produced 275MM barrels of oil in 2009 (20% of U.S. production) – Source: Interstate Oil & Gas Compact Commission’s (IOGCC) 2009 production report • I njection Wells – Over 144,000 injection wells in the U.S. • Enhanced recovery wells (water floods) account for 80% • Texas - 52,016, Kansas - 16,658, Oklahoma - 10,629 Injector Wells » Source : EPA • Other Opportunities • Pre - Frac • SAG D Wells (Steam Assisted Gravity Drainage) • Near Wellbore Damage from construction, i.e. drilling muds, • 45,000 new wells being drilled every year 28.7% Annual EOR Industry Growth* *Source: Infiniti Research Global EOR Market CAGR 2013 - 2018 Unlocking America's Petroleum 14

Revenue Models Unlocking America's Petroleum 15 • Fee Based Model – Treatment Cost of $10 - 50,000 per well • Operated by Propell • High margin - COGS of $2000 (labor and materials) – License tools to service companies • License equipment to oil servicers and wire - line operators • F ixed fee per use or % of fee charged • Joint Venture Model – Partner with well owners & operators – Propell pays for the service • Investment of $10,000 (pulling rig, wire - line truck, etc.) – Receive 49% of the increase in production after royalties and operating expenses • Additional upside capture through asset purchases – De - risk the field by treating wells – Acquire leases and wells with proven turnaround potential – Keep 100% of the increase in production after expenses

Management • John Huemoeller II – Chairman, CEO – 30 years banking and M&A experience; Smith Barney, Prudential, Drexel Burnham, Paine Webber – Founder, Joshua Tree Capital, advisor to independent E&Ps – Former Chairman, CEO, HumWare Media; Co - author U.S. Patent # 5,855,005 • John Zotos - Secretary, Director – 27 years Houston commercial, residential real estate development experience – Field experience as roughneck for C&J Drilling and lab operations in Yates Field with Rotary Lab – Education as Geologist at SMU – Managing Director – Brazen Oil • Trent Hunter – Engineering – 20+ years of oil field experience – 10 year wire line experience at Schlumberger – Applied Mechanical Engineer – President of Hunter Energy, Director of Canadian Junior Public Company (Pacific Pardym Energy) 16 Unlocking America's Petroleum

• Dan Steffens – Independent Director – Founder, Energy Prospectus Group, tracking 80 public oil and gas companies – Former controller, Hess Oil (NYSE; HES), E & P Division, Houston – Former CFO, Oklahoma Petroleum Management, Tulsa, OK – CPA, Tulsa University degree in Accounting, Masters in Taxation • Jim Fuller – Independent Director – 30 years financial services and regulatory experience – Ronald Reagan appointee to Securities Investor Protection Corporation (SIPC) board; 1981 - 87 – Senior VP, New York Stock Exchange, 1976 - 1981; corporate development, marketing, listing regulation oversight, research and public affairs. • Mark Kalow – Independent Director – Managing Director, Soquel Group, intellectual property and business development consulting – Board member, LSF Network, Reischling Press, Pure Depth and Andalay Solar – Former Managing Director , Venture Capital Division of Trans Cosmos USA – BS from MIT; MBA from University of Chicago; Directors College, Stanford Law Board Members 17 Unlocking America's Petroleum

Major Milestones Innovative technology and services company whose aim is to radically improve oil production by introducing modern and innovative technologies Unlocking America's Petroleum 18 Jan 2013 Entered into an exclusive, license agreement with Novas Energy Group Limited Feb 2013 Unveiled Plasma Pulse at NAPE April 2013 First Mississippi Lime treatment showed an i ncrease from 6 BOPD to 18 BOPD June 2013 100 - 300% production increases in Red Fork Sandstone treatments July 2013 Over 100% production increase in another Kansas - Mississippi Lime treatment August 2013 Signed agreement to treat up to 10 wells in Creek County, Oklahoma October 2013 400% sustained production increase after 6 months in treated OK wells October 2013 1,900% initial production increase from Kansas Arbuckle well treatment November 2013 Treated 9 wells in 10 days in the Permian Basin, TX November 2013 Tool redesign commissioned to improve compatibility with U.S. standards 2013 Treated 27 wells in 5 states – KS, LA, OK, WY, TX 1 st Qt. 2014 Restructured balance sheet eliminating most debt

2014 Goals • Technology development – Delivery of reengineered U.S. made tools anticipated in June, 2014 – Develop slim horizontal tool • Service revenue growth – Broaden sales and treatment opportunities – Sign major operators – Participation through JV’s are expected to continue to grow – Strategic relationships with mid sized services companies • Optimize capital structure – Position for growth – Strategic investment with maximum efficiency • Position Company as potential acquisition candidate – Requires field data and results Unlocking America's Petroleum 19

Next Generation Tool 20 • Expected in June – Assembled in Knoxville, TN • 3.5” diameter – Access to almost every well in U.S. • Single wireline conductor – 99% of wireline trucks – 1/4 cost • Single Man U.S. Crew – Improves operations – No Importing – No language barriers • Additional Safety Features Unlocking America's Petroleum

Investment Summary x Plasma Pulse proven to increase oil production – High margin with rapid implementation x Greater sustainability than other EOR techniques x Growing U.S. market opportunity – Rapidly growing $2B addressable market x Recurring revenue model – High equipment utilization leads to strong positive cash flow x Market starting to take notice Unlocking America's Petroleum 21

John W. Huemoeller II Propell Technologies Group. 1701 Commerce Street Houston, TX Office: (713) 227 - 0480 email: jh @propell.com www.propell.com Contact 22

Appendix Well Results

Average from 27 treatments: 295 % increase in initial production Before After Initial Increase % & Notes Oil Well BOPD BOPD Shreveport, LA - Limestone 1 2 100% - production held for 5 - 6 months Shreveport, LA - Limestone ½ 1 100% - production held for 5 - 6 months Kay, CO OK, Sandstone ¼ ½ 100% - production held for 3 months well problems Kay Co, OK, Limestone 5 - 6 12.75 155% - increased to 18 for few months now 10 - 12 Creek, CO, OK, Sandstone* 1 ½ 5.5 266% - production has held steady for 10 months Creek, CO, OK, Sandstone* 1 ½ 5.5 266% - production has held steady for 10 months Creek, CO, OK, Sandstone* 1 ½ 3.5 133% - held for 3 months – pump problem – well off Haysville, KS, Limestone 2.43 4.8 100% - production held for 6 months Haysville, KS, Limestone ¾ 1.7 107% - production held for 6 months Kay CO, OK, Limestone 19 19 0% - only 1 perforation every 2 feet *In addition to increasing production on treated wells we have increased production on nearby wells as far away as 1 mile US Well Results 24

Before After Initial Increase % & Notes Oil Well BOPD BOPD Creek, CO, OK, Sandstone 0 57 5700% - dropped to 15 in a month - plugged up Kay CO, OK - Sandstone 3/4 1.6 122% - production held for 3 - 4 months Casper, WY, Sandstone 5 22 340% - production fell 2 days later – paraffin clog Casper, WY, Sandstone 1 8 700% - production fell - well problems - on & off – Creek, CO, OK, Sandstone 0 44 4400% - dropped to 10 in a month - plugged up Safford, CO, KS - Limestone 2 40 1900% - dropped to 12 in month – needs bigger pump Kay CO, OK - Sandstone 3/4 3/4 0% - could not finish well full of sand - garbage Haysville, KS, Limestone ¾ 1.7 107% - only treated 1 foot - dropped to .78 next day US Well Results cont’d 25

Before After Initial Increase % & Notes Oil Well BOPD BOPD Creek, CO, OK, Sandstone 1 20 1900% - production sporadic – took month to put on Shackelford, TX, Sandstone 1.5 1.5 0% - weather problems – looked good initially Shackelford, TX, Sandstone 1.5 1.5 0% - weather problems – looked good initially Scurry, CO, TX, Sandstone 1.5 1.5 0% - no bottom hole pressure Scurry, CO, TX, Sandstone 1 ½ 1.5 0% - no bottom hole pressure Scurry, CO, TX, Sandstone 1 ½ 1.5 0% - no bottom hole pressure Scurry, CO, TX, Sandstone 1 ½ 1.5 0% - no bottom hole pressure Scurry, CO, TX, Sandstone Injector Increased amount of fluid Taylor CO, TX limestone 12 12 New well test with frack, no improvement Kay CO, OK, Limestone 5 5 New well test without frack – no improvement Average from 27 wells - 88 % production increase after 60 days US Well Results cont’d 26

The table below sets forth the ownership of the issued and outstanding Common Stock and Fully Diluted Shares of Propel Technology Group Inc as of February 1 , 2013 . Propel has 250 million Shares of Common Stock authorized, and 50 million Shares of Preferred Stock . Average from 36 injector wells treatments with data: 545 % increase in fluid injected Oil Field Bbls/Day Before Bbls/Day After Increase % Increase Lomovoe 119 728 609 511 Poludennoe 314 942 628 200 Sutorminskoe 157 1080 923 588 Sutorminskoe 63 345 282 450 Tajlakovskoe 31 376 345 1100 Arlanskoe 31 138 107 340 Turchaninovskoe 125 546 421 335 Muravlenkovskoe 1727 4396 2669 155 Russia Injector Well Results 27